UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2021

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280 Los Gatos, California 95032
(Address of principal executive offices)

(408) 442-5248
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock: Par value $0.001	Trading Symbol(s) ATOM	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, Jeffrey Lewis commenced employment with us as our Senior Vice President of Marketing and Business Development.

Mr. Lewis previously served as a Senior Vice President of Business Development at Spin Memory, Inc., a Fremont, California semiconductor technology company, since June 2016.

Mr. Lewis will be paid a base annual salary of $275,000 and is eligible to receive an annual bonus of up to 40% of his base salary based on his satisfaction of certain performance conditions established by our board of directors. Mr. Lewis employment terms also include standard health and vacation benefits. If Mr. Lewis’s employment is terminated by us without cause during the first two years, we will be required to pay Mr. Lewis a severance payment equal to six months of his base salary and reimburse Mr. Lewis for six months of certain health care costs. In connection with his employment, Mr. Lewis entered into an intellectual property assignment and confidentiality agreement that is customary in our industry.

In connection with his appointment, we also granted Mr. Lewis options to purchase up to 36,000 shares of our common stock at an exercise price of $18.09 per share. The options vest and first become exercisable over four years in equal quarterly installments, with a one-year cliff.

The foregoing description of Mr. Lewis’ terms of employment is not complete and is qualified in its entirety by reference to the full text of our offer letter dated May 24, 2021 with Mr. Lewis, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We issued a press release on June 2, 2021 announcing our employment of Mr. Lewis. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 10.1	Offer Letter dated May 24, 2021 between Jeffrey Lewis and Atomera Incorporated	Filed Electronically herewith
Exhibit 99.1	Press release dated June 2, 2021 announcing the employment of Jeffrey Lewis	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOMERA INCORPORATED

Dated: June 3, 2021	/s/ Francis B. Laurencio
Francis B. Laurencio,
Chief Financial Officer